UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) of Exela Technologies, Inc. (the “Company”) is being filed to amend the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2018 (the “Original Report”). To correct a scrivener’s error in the presentation of net loss per share in the press release contained in Exhibit 99.1 to the Original Report, the Company issued a “CORRECTING and REPLACING” press release on May 11, 2018.  For the convenience of the reader, this Amendment No. 1 contains the correcting and replacing press release as Exhibit 99.1 and restates the remainder of the Original Report.

Item 2.02                                           Results of Operation and Financial Condition.

On May 11, 2018 the Company issued a corrected press release announcing its pro forma financial results for the quarter ended March 31, 2018. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K/A (this “Report”) furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01                                           Regulation FD Disclosure.

Attached as Exhibit 99.2 to this Report and incorporated into this Item 7.01 by reference is the investor presentation dated May 10, 2018 that will be used by the Company in making presentations to certain existing and potential stockholders of the Company.

The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

Item 7.01 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Description

99.1*	Press Release dated May 11, 2018
99.2*	Investor Presentation, dated May 10, 2018

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2018

EXELA TECHNOLOGIES, INC.

By:	/s/ James G. Reynolds
Name: James G. Reynolds
Title: Chief Financial Officer